Exhibit 31.1

                  PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

     In connection with the Quarterly Report of Epoch Holding Corporation (the "Registrant") on Form 10-Q for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I William W. Priest, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to SS 302 of the Sarbanes-Oxley Act of 2002, that:

     (1) I have reviewed this quarterly report on Form 10-Q of the Registrant;

     (2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     (3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Registrant as of, and for, the periods presented in this annual report;

     (4) The Registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and we have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)  [Paragraph omitted pursuant to SEC Release Nos. 22-8238, 34-
47986]

          (c) Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based upon based such evaluation; and

          (d) Disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting;

     (5) The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent function):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls over financial reporting.

Dated:  February 14, 2005                By:  /s/ William W. Priest
                                              _______________________
                                              William W. Priest
                                              Chief Executive Officer